SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  December 16, 1998
                        (Date of earliest event reported)


                               LUNAR Corporation
             (Exact name of Registrant as specified in its charter)


         WISCONSIN                   0-18643                 39-1200501
(State or other jurisdiction of    (Commission             (IRS Employer
 Incorporation or organization)    File Number)        Identification Number)



                            313 West Beltline Highway
                             Madison, Wisconsin 53713
                    (Address of principal executive offices)
                                   (ZIP Code)

                                  608-274-2663
              (Registrant's telephone number, including area code)



Item 4.        Changes in Registrant's Certifying Accountant.
               ----------------------------------------------

          a. On December 16, 1998, the Registrant engaged the accounting firm of Arthur Andersen LLP as Registrant's independent accountants. The Registrant, on that same date, also informed KPMG Peat Marwick LLP of their dismissal effective December 16, 1998. The decision to change independent accountants was made upon the recommendation of the Audit Committee of the Registrant's Board of Directors.

          b. During the two most recent fiscal years ended June 30, 1998 and 1997 and interim periods subsequent to June 30, 1998, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

          c. KPMG Peat Marwick LLP's report on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          d. During the two most recent fiscal years and interim periods subsequent to June 30, 1998 there were no reportable events [as defined in Regulation S-K Item 304(a)(1)(v)].

          e. The Registrant has requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter dated December 21, 1998 is filed as Exhibit 16 to this Form 8-K.

          f. During the two most recent fiscal years and interim periods subsequent to June 30, 1998 and prior to employing Arthur Andersen LLP, neither the Registrant nor anyone on its behalf consulted Arthur Andersen LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or any matter that was either the subject of a disagreement [as defined in Regulation S-K Item 304(a)(1)(14)] or a reportable event.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

(c) Exhibits    Exhibit No.    Description
                -----------    -----------
                   16          Letter from KPMG Peat Marwick LLP dated December
                               21, 1998.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               LUNAR Corporation
                                               -----------------
                                               (Registrant)
Date:   December 23, 1998
                                               /s/ Richard B. Mazess
                                                   -----------------
                                               Richard B. Mazess, Ph.D.
                                               President
                                               (Principal Executive
                                                Officer)

Date:   December 23, 1998
                                               /s/ Robert A. Beckman
                                                   -----------------
                                               Robert A. Beckman
                                               Vice President of Finance
                                               and Treasurer
                                               (Principal Financial and
                                                Accounting Officer)